                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549




                                   FORM 8-K



                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       For the month of December, 1995



                                ISRAMCO, INC.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                                   Delaware
--------------------------------------------------------------------------------
                           (State of Incorporation)

          800 Fifth Avenue, New York, New York 10021     Suite 21-D
--------------------------------------------------------------------------------
           (Address of principal executive offices)

                                 212-888-0200
--------------------------------------------------------------------------------
                              (Telephone number)

                  0-12500                         13-3145265
       ----------------------------     ------------------------------
            Commission File No.                IRS Employer ID No.

Item 5.        Other Material Events.

               Article I, Section 2 of the By-laws of the corporation has been amended to increase the percentage requirement for the voting power required to call a special meeting of stockholders from "not less than a majority" to "80%" of the capital stock of the corporation outstanding and entitled to vote.


Item 7.        Exhibits.

               None


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Isramco, Inc.
                                        (registrant)



  December 12, 1995                     By:  /s/ Joseph Elmaleh
---------------------                       ---------------------------
      (date)                                     Joseph Elmaleh
                                                 Chairman of the Board
                                                 Chief Executive Officer